Exhibit 99.1

Horizontal Drilling in the Southern Midland Basin

KEYS TO MAXIMIZING THE RESOURCE POTENTIAL OF THE WOLFCAMP OIL SHALE PLAY

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management’s experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should begiven to thecautionary statementsand risk factors described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Statements Regarding Oil & Gas Quantities

The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.

Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Company Overview

AREX OVERVIEW

• Enterprise value $1.1 BN

• High quality reserve base

95.5 MMBoe proved reserves 99% Permian Basin

• Permian core operating area

167,000 gross (148,000 net) acres

1+ BnBoe gross, unrisked resource potential 2,000+ Identified HZ drilling locations targeting the Wolfcamp oil shale play

• 2013 Capital program of $260 MM

Running 3 HZ rigs in the Wolfcamp shale play Targeting 30%+ production growth

ASSET OVERVIEW

Notes: Proved reserves and acreage as of 12/31/2012. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $24.43 per share on 3/1/2013, plus net debt as of 12/31/2012.

Reserve Growth

RESERVE GROWTH

120

100

80

60

40

20

0

2004 2005 2006 2007 2008 2009 2010 2011 2012

Natural Gas (MMBoe) Oil & NGLs (MMbbls)

OIL RESERVE GROWTH

Strong HZ Wolfcamp Results;

40 Prepare for Large-Scale

Development

35

30

25

20

15

10 nnounced

Launched Vertical Wolfcamp

5 Wolfcamp Study Pilot Results

0

2009 2010 2011 2012

Oil (MMBbls)

• YE’12 reserves up 24% YoY

• Replaced 1,346% of reserves at a drill-bit F&D cost of $7.45/Boe

• 60.1 MMBoe proved reserves booked to Wolffork/Wolfcamp oil shale play

• Strong organic reserve growth driven by oil from HZ Wolfcamp shale

• Oil reserves up 7x since YE’09

• Oil reserves up 106% YoY

PD Oil reserves up 60% YoY

Notes: See “F&D Costs Reconciliation” slide in appendix.

Production Growth

PRODUCTION GROWTH

9.0

8.0

7.0

6.0

5.0

40.

3.0

2.0

1.0

0.0

2004 2005 2006 2007 2008 2009 2010 2011 2012

Natural Gas (MBoe/d) Oil & NGLs (Mbbls/d)

• 2012 production increased 24% YoY

• Targeting 30%+ production growth in 2013

3.6 MMBoe – 3.9 MMBoe in 2013 2013E Production mix ~70% liquids

OIL PRODUCTION GROWTH

1200

1000

800

600

400

200

0

2009 2010 2011 2012

Oil (MBbls)

• Strong organic production growth driven by oil from horizontal Wolfcamp shale

• Oil production up 3x since 2009

• Oil production up 101% over 2011

AREX Wolfcamp Oil Shale Resource Play

Large, primarily contiguous acreage position

- Oil-rich, multiple pay zones
- 167,000 gross (148,000 net) acres
- Low acreage cost ~$500 per acre

HZ Wolfcamp resource potential up 300%+

- 940+ MMBoe gross, unrisked resource potential
- 2,096 Identified HZ Wolfcamp locations targeting the Wolfcamp A, B & C

2013 Operations

- Plan to drill ~ 35 to 40 HZ wells with 3 rigs
- Testing "stacked-lateral" development and tighter well spacing
- Decrease well costs and increase efficiencies when field infrastructure projects are completed

Broad industry participation de-risking play

- 50 HZ Wolfcamp rigs as of March 2013


UPTON
DVN
REAGAN
PXD
Apache
IRION
SAMSON
COP
Pangea West
AREX
EL PASO
EOG
HK
AREX
FST
AREX
CROCKETT
Pangea
MPO
AREX
SCHLEICHER
SUTTON
HIGHMOUNT

ACTIVE PARTICIPANTS IN THE PLAY

EOG Resources · PIONEER NATURAL RESOURCES · devon · Approach Resources Inc. · ConocoPhillips · LAREDO PETROLEUM, INC. · bhpbilliton · elpaso

Source: Rig data from Schlumberger and Iberia.

APPROACH RESOURCES

6

Wolfcamp Oil Shale Could Be One of The Largest Oil Discoveries in US



- 1,000,000 acres
- 7 billion barrel equivalent recoverable assuming 75% of 1 million acres Wolfcamp oil shale resource commercially developable (recovery factor ~3.5% for oil and 10% for gas)

- 215,000 acres
- Approximately size of Prudhoe Bay Field, which is the largest oil field in the U.S. with 13 billion barrel equivalent recoverable (recovery factor ~52%)

- 2,000,000 acres
- 14 billion barrel equivalent recoverable assuming 75% of 2 million acres Wolfcamp oil shale resource commercially developable (recovery factor ~3.5% for oil and 10% for gas)

Midland Basin
Eastern Shelf
Delaware Basin
Central Basin Platform
Ward
Crane
Upton
Reagan
Tom Green
Schleicher
Top 10 Largest Oil Fields in US
Conventional
Shale
Tight Sand & Shale
Tight Sand
Field Size (Billion Barrels Equivalent)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Prudhoe Bay
Wolfcamp
Eagle Ford
Spraberry
East Texas
Kuparuk oil
Bakken
Midway-Sunset
Wilmington
Wasson

APPROACH RESOURCES

Source: Data from EIA, USGS, AAPG, public domain and internal estimates.

7

Wolfcamp Oil Shale Play

WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

Wolfcamp – World Class Source Rock with Desirable Shale Properties

Good Core Porosity

Richness Fair Poor

Excellent

12.0 9

.

5

10. 4 10

1 1 .

. . 0

TOC (%) 2?10 1?2 <1 10 10 10 . 10

10.0 3

.

9

4

2 8 .

.

TOC for Wolfcamp Shale from whole core of Baker A112: 8 Commonly

8.0 observed core

1 Natural

.

8 6 7 porosity

6 . 6 . values for Fractures

0 1

2.24% – 7.24% 6 6 established

6.0

7 commercial

. 6

4 . shale plays

4 2

.

9 4

.

4.0 3

Hydrocarbon Generating Potential (%)

8

. 5

porosity 2.0 1 . . 4

1 1

Core

0.0

Thermal Maturity Window Storage Space Fracability and Conductivity

R0

Porosity

7.0%

Peak Carbonate

26.2%

.6 Clay

~0.95?0.97 Total gas content from canister 25.8%

OIL desorption of Baker A112

.9

Peak 72.1 scf / ton

TOC

1.20	Wet Quartz etc 4.2%
1.35	Gas 36.8%

Oil Floor

Dry

Gas

2.0	Organic material

Wet Gas Floor

3.0	Wolfcamp Shale Components

Dry Gas Floor

Storage Space for Oil & Gas in the Wolfcamp Shale

Open / partially open fractures Healed fractures

IMAGE LOG from lateral section of horizontal well

Misconception vs. Facts


Midland Basin
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Central Basin Platform
Spraberry Turbidite Tight Sand Oil Play Since 1943
Eastern Shelf
Ward
Crane
Upton
Reagan
Irion
Tom Green
Wolfcamp Oil Shale Resource Play
Schleicher
Crockett
Canyon Submarine Fan Tight Sand Gas Play Since 1940
Sutton
Marathon
Thrust
Belt
Ouachita
Terrell
Val Verde Basin

Misconception: Wells are gassier as the play moves southward

- Gassier wells are historical Canyon, Strawn and Ellenburger wells
- The Wolfcamp Shale is located in peak oil and early wet gas window. Wolfcamp wells are expected to produce more than 50% oil and ~80% liquids over the production life, supported by core data, initial production data and EUR forecast

APPROACH RESOURCES
11

Wolfcamp Stacked Pay Zones

HZ TARGETS & RESOURCE POTENTIAL

HZ WOLFCAMP Wolfcamp Wolfcamp Wolfcamp

TARGET A B C

Identified locations 703 690 703

EUR (MBoe)AREX Baker A 112

LLD OHMM DPHI BVW

0.2 20 200 2,000 0.3 -0.1 0.2 0 GR API MSFL OHMM NPHI Free Hydrocarbon

0 200 0.2 20 200 2,000 0.3 -0.1 0.2 0

5500 Wolfcamp Top

5600

5700

Wolfcamp A

5800

5900

6000

Wolfcamp B

6100

6200

6300 Wolfcamp C

6400

6500

450 450 450

Gross Resource 316 310 316

Potential (MMBoe)

940+ MMBoe Total Gross Resource

Potential

Notes: Identified locations based on multi-bench development and 120-acre spacing. No locations assigned to south Project Pangea.

Wolfcamp A—Microseismic Data

Map View

Frac Width 500’ – 600’

X-Section View Looking West

Frac Height 300’ – 350’

Wolfcamp B—Microseismic Data

Map View

Frac Width 500’ – 600’

X-Section View Looking West

Frac Height 300’ – 350’

Wolfcamp C—Microseismic Data

Map View

Frac Width 500’ – 600’

X-Section View Looking West

Frac Height 300’ – 350’

Multiple Lateral “Stacking”—Potential Scenarios

X-section View

(heel to toe)

Multiple Lateral “Stacking” – Effective Frac “Volumes”

X-section View

(heel to toe)

Allows “maximum” volumes of shale “reservoir” to be fraced

Preferred Development Scenarios

Preferred Development to Maximize Section 1 Recovery Factor & Minimize Surface Damage

Section 2

Section 3

AREX HZ Wolfcamp Activity

U 50 A 603HA

• 3-D Seismic acquisition completed. Data processing in progress

• Targeting HZ pilot well in 2Q’13

Notes: Acreage as of 12/31/2012.

HZ Wolfcamp Well Performance

CONTINUED STRONG WELLS RESULTS – TRACKING ABOVE THE TYPE CURVE

1,200

B Bench Wells A Bench Wells

1,100

45 A 701H 45 F 2303H PW 6601H

45 D 902H 45 F 2304H PW 6602H

1,000 45 C 803H 45 A 703H 45 D 905H

45 B 2401H 45 B 2403H

45 E 1101H 45 B 2402H Legend

45 F 2301H CT J 1003H

900 Daily Production Data from 45 F 2302H 45 C 806H B Bench well data

45 C 805H PW 6507H Recent B bench well

AREX Recent 7 Horizontal Wells 45 C 804H 45 E 1102H data from 7 wells

G 2208H 45 G 2209H

s) 800 45 45 G 2216H 45 G 2217H A Bench well data

Baker B 206H Baker B 207H e

Curve

NGL 700

600 Daily Production Data from

ncluding AREX A Bench Wells

500

i

(BOE 400 450 MBoe Type Curve

uction 300

Prod 200

Daily 100

0 0 60 120 180 240 300 360 420 480

Time (Days)

AREX HZ Wolfcamp Economics

Horizontal

Play Type Wolfcamp

Avg. EUR (gross) 450 MBoe

Targeted Well Cost $5.5 MM

Potential Locations 2,096

Gross Resource 940+ MMBoe

Potential

BTAX IRR SENSITIVITIES

80

70

60

(%) 50

IRR 40

30

20

10

0

350 400 450 500 550

Well EUR (MBoe)

$100 / bbl $90 / bbl $80 / bbl $70 / bbl

• Horizontal drilling improves recoveries and returns

• Multiple, stacked horizontal targets

• 7,000’+ lateral length

• ~80% of EUR made up of oil and NGLs (58% OIL)

• 3 HZ rigs running in Project Pangea / Pangea West

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp. No locations assigned to south Project Pangea.

HZ Wolfcamp Economics assume NYMEX-Henry Hub strip and NGL price based on 40% of WTI. 21

Infrastructure for Large-Scale Development

Reagan ion

Pangea Crockett Schleicher

West

North & Central Pangea

• Reducing D&C Cost to $5.5 MM or lower South Pangea

• Reducing LOE

• Minimizing truck traffic and surface disturbance

• Increasing project profit margin

Sutton

Summary

Wolfcamp Oil Shale Resource Play

THE WOLFCAMP IS

??a world class source rock

??located in peak oil generation and early gas generation window

THE WOLFCAMP HAS

??storage space, including matrix porosity, natural fractures, and organic materials

??mineral compositions and lithology similar to the Wolfberry and Eagle Ford Shale ??high density of natural fractures observed in whole cores, image logs and

3-D seismic data

??significant estimated oil and gas in place with 119 to 182 MMBoe per 640 acres ??well results with attractive investment rate of return and validating our early view

23